SUPPLEMENT TO THE
SPARTAN NEW YORK
MUNICIPAL FUNDS
PROSPECTUS
   DATED MARCH 20, 1995
Effective February 1, 1996 the following replaces the similar information found in the "Expenses"section beginning on page 4.
SPARTAN NY INTERMEDIATE
Management fee (after reimbursement)     .40%
12b-1 fee None
Other expenses      .00%
Total fund operating expenses .40%
SPARTAN NY INTERMEDIATE
 Account open Account closed
 After 1 year $ 4 $ 9
 After 3 years $ 13 $ 18
 After 5 years $ 22 $ 27
 After 10 years $ 51 $ 56
FMR has voluntarily agreed to temporarily limit Spartan NY Intermediate Municipal's operating expenses to .40% of its average net assets. If this agreement was not in effect, the management fee, other expenses, and total operating expenses would be .55%, .00%, and .55%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.